Cost of Revenues - Summary of Cost of Revenues (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Summary of cost of revenues [Abstract]
Revenue sharing fees	¥ 850,167		¥ 527,128	¥ 299,168
Salary and welfare benefits	29,072		11,750	8,373
Payment handling costs	15,573		7,219	6,991
Bandwidth costs	5,702		3,490	2,303
Others	9,641		16,047	13,987
Total	¥ 910,155	$ 130,736	¥ 565,634	¥ 330,822